EXHIBIT 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ronald A. Hirsch, Chief Executive Officer of Nord Resources Corporation (the “Company”), and John T. Perry, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-QSB of Nord Resources Corporation for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.

Date: February 3, 2006

/s/ Ronald A. Hirsch
Ronald A. Hirsch
Chairman of the Board and Chief Executive Officer

/s/ John T. Perry
John T. Perry
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer